Business Combinations	12 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
Business Combinations	Business Combinations

Accounting Policy
Acquisitions of subsidiaries are included on the basis of the acquisition method. The cost of acquisition is measured based on the consideration transferred at fair value, the fair value of identifiable assets distributed and the fair value of liabilities incurred or assumed at the acquisition date (i.e. the date which we obtain control). Goodwill is capitalized as the excess of the costs of an acquired subsidiary, net of the amounts assigned to identifiable assets acquired and liabilities incurred or assumed. Acquisition-related costs are expensed when incurred in the period they arise or the service is received.
On October 30, 2020, we concluded the acquisition of Berliner Glas and obtained control through acquiring 100% of the issued share capital of Berliner Glas, for a total consideration of €257.1 million, of which €3.9 million relates to contingent consideration to be paid in cash in 2021.
Berliner Glas is one of the world’s leading providers of optical key components, assemblies and systems, high-quality refined technical glass as well as glass touch assemblies. Berliner Glas is headquartered in Berlin and has facilities at five locations throughout Germany, Switzerland and China.
With the acquisition of Berliner Glas, we acquired technical capabilities that are critical to secure the future roadmap for our EUV and DUV products and will provide increased value to ASML's customers.
The following table summarizes the major classes of consideration transferred, and the recognized amounts of the fair value of the identifiable assets distributed and the fair value of the liabilities incurred or assumed at the acquisition date.

€, in millions	October 30, 2020
Cash and cash equivalents	30.3
Accounts receivable, net	21.3
Inventories, net	83.4
Other assets	8.2
Deferred tax assets	4.6
Intangible assets, net	32.3
Property, plant and equipment, net	125.1
Right of use assets - Finance	6.9
Assets acquired	312.1

Accounts payable	13.1
Long-term debt, current and non-current	55.5
Deferred and other tax liabilities	16.5
Accrued and other liabilities, current and non-current	40.2
Other liabilities assumed	17.6
Liabilities assumed	142.9

Total net identifiable assets	169.2

Total consideration transferred	257.1

Goodwill on acquisition	87.9
The gross contractual amount for accounts receivable due is €21.6 million, of which €0.3 million is expected to be uncollectible.
The Accrued and other liabilities include a net pension liability of €14.8 million for a defined benefit pension plan in Switzerland. For details see Note 19 Employee benefits.
Prior to the acquisition, supply and investment arrangements existed between Berliner Glas and ASML. These pre-existing relationships were effectively settled as a result of the acquisition. We determined that the supply arrangements as well as the investment arrangement were at current market terms and therefore no gain or loss was recognized. In addition, the consideration has not been adjusted for the settlement of the pre-existing relationships between ASML and Berliner Glas. The total net identifiable assets of €169.2 million include a net liability to ASML of €9.6 million, which is eliminated in the Consolidated Balance Sheets.
The majority of the goodwill arising on the acquisition of Berliner Glas is attributable to the fact that the acquisition will help us achieve our strategic objective to secure the ramp-up and roll-out of future lithography systems.
All goodwill has been allocated to the ASML reporting unit. None of the goodwill recognized is expected to be deductible for income tax purposes.
The operating results of Berliner Glas are recognized in the Company's Consolidated Statements of Operations using a one-quarter time lag. Therefore, the Consolidated Statements of Operations for the year ended December 31, 2020 do not include any operating results of Berliner Glas for the period between the date of acquisition and December 31, 2020. Additionally, Berliner Glas balance sheet information included in the Company’s Consolidated Balance Sheets as of December 31, 2020 is as of the acquisition date.
In 2020, we incurred €5.4 million transaction costs relating to the acquisition of Berliner Glas. These costs are included in SG&A.
The following unaudited pro forma summary presents estimated consolidated information of ASML as if the Berliner Glas acquisition had occurred on January 1, 2019. These amounts have been calculated after applying our accounting policies and adjusting the results of Berliner Glas to reflect the charges and benefits assuming the fair value adjustments had been applied from January 1, 2019 with the consequential tax effects.

	Unaudited	Unaudited
Pro forma year ended December 31 (€, in millions)	2019	2020
Total net sales	11,952.3	14,107.2
Net income [1,2]	2,572.9	3,567.2
1.Pro forma 2019 net income was adjusted to include €18.6 million of non-recurring costs related to the fair value adjustments to acquisition date inventory, €2.3 million of amortization charges related to the fair value adjustments to acquisition date intangibles as well as €5.4 million of acquisition-related costs incurred in 2020.
2.Pro forma 2020 net income was adjusted to exclude €5.4 million of non-recurring acquisition-related costs incurred and to include €2.3 million of amortization charges related to the fair value adjustments to acquisition date intangibles.